Government Subsidies	12 Months Ended
Dec. 31, 2020
Government Subsidies [Abstract]
Government Subsidies
25.	Government subsidies

In March 2020, the federal government launched the Canadian Emergency Wage Subsidy (“CEWS”) to help businesses impacted by the COVID-19 pandemic keep and rehire employees. The CEWS delivered a 75 percent wage subsidy to eligible employers for an initial period of 12 weeks, from March 15, 2020 to July 4, 2020. Eligibility was based on meeting a minimum requirement for decreased revenue. The CEWS was extended to November 21, 2020 and amended to change the eligibility requirements from meeting a certain threshold to being variable based on how much an employer’s revenue decreased. The CEWS has further been extended to June 2021 and includes changes to the rates and the top-up calculation.

The Company became eligible for the CEWS based on decreases in revenue and has received the subsidy for certain periods. The subsidy of $4.0 million has been recognized in the consolidated statement of loss and comprehensive loss. There are no unfulfilled conditions or contingencies attached to the CEWS.

In October 2020, the federal government launched the Canadian Emergency Rent Subsidy (“CERS”) to help businesses impacted by the COVID-19 pandemic cover part of their commercial rent or property taxes. The CERS program provides a base rent subsidy that is available to organizations that continue to see decreasing revenues and an additional top up for organizations that must either close or significantly restrict their activities due to a public health order. CERS is available from September 27, 2020 until June 2021.

The Company became eligible for CERS based on decreases in revenue and has received the subsidy for certain periods. The subsidy of $0.1 million has been recognized in the consolidated statement of loss and comprehensive loss. There are no unfulfilled conditions or contingencies attached to the CERS.